Supplement to the Prospectuses and Statements of Additional Information

CREDIT SUISSE LARGE CAP BLEND FUND
CREDIT SUISSE LARGE CAP GROWTH FUND
CREDIT SUISSE LARGE CAP VALUE FUND
CREDIT SUISSE MID-CAP CORE FUND
CREDIT SUISSE SMALL CAP CORE FUND
CREDIT SUISSE TRUST – BLUE CHIP PORTFOLIO
CREDIT SUISSE TRUST – LARGE CAP VALUE PORTFOLIO
CREDIT SUISSE TRUST – MID-CAP CORE PORTFOLIO
CREDIT SUISSE TRUST – SMALL CAP CORE I PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses and Statements of Additional Information.

The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day management of the funds. The group currently consists of William Weng, Eric Leng and Todd Jablonski. Joseph Cherian is no longer a member of the group.

Dated: January 31, 2008	16-0108 for LCB-PRO-CMN LCB-PRO-LOAD LCG-PRO-CMN LCG-PRO-ADV LCG-PRO-LOAD USEQVAL-PRO-LOAD LCV-PRO-ADV USEQGTH-PRO-COM MCC-PRO-ADV MCC-PRO-LOAD SCC-PRO-CMN TRBLC-PRO TRLCV-PRO TRMCC-PRO TRSCC-PRO 2008-003